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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-22217, No. 333-41754, No. 333-53380 and No. 333-75060) of Overland Storage, Inc. of our report dated August 8, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Diego, California
September 27, 2002

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS